EXHIBIT 99.B

Interim Combined Financial Statements

Nevada Eagle Resources

June 30, 2007

(Stated in U.S. dollars)

(unaudited)

Nevada Eagle Resources

INTERIM COMBINED BALANCE SHEETS
(Stated in U.S. Dollars)
(unaudited)

	As at	As at	As at
	June 30,	March 31,	December 31,
	2007	2007	2006
	$	$	$

ASSETS
Current
Cash	28,495	90,823	181,055
Accounts receivable	-	55,000	55,000
Held for trading securities	477,315	378,024	404,450

Total current assets	505,810	523,847	640,505
Fixed assets, net	21,224	23,477	25,730
Mineral property costs	39,366	42,751	57,420

Total assets	566,400	590,075	723,655

LIABILITIES AND OWNER’S EQUITY
Current
Accounts payable and accrued liabilities	12,896	1,754	2,441

Total current liabilities	12,896	1,754	2,441

Total owner’s equity	553,504	588,321	721,214

Total liabilities and owner’s equity	566,400	590,075	723,655

See accompanying notes.

Nevada Eagle Resources

INTERIM COMBINED STATEMENT OF OPERATIONS
(Stated in U.S. Dollars)
(unaudited)

	For the six month period ended June 30, 2007 $	For the six month period ended June 30, 2006 $	For the quarter ended June 30, 2007 $	For the quarter ended June 30, 2006 $	For the quarter ended March 31, 2007 $	For the quarter ended March 31, 2006 $

REVENUES	442,696	766,107	189,865	264,271	252,831	501,836

EXPENSES
Mineral claim maintenance	1,733	5,331	847	2,833	886	2,498
Depreciation	4,506	4,382	2,253	2,191	2,253	2,191
General and administrative	9,500	3,126	5,259	1,933	4,241	1,193
Travel and accommodation	3,737	3,755	2,311	2,796	1,426	959
Realized (gain) loss on sale of securities	9,075	(10,108)	—	(57,979)	9,075	47,871
Interest income	(192)	(1,590)	(119)	(739)	(73)	(851)
Unrealized (gain) loss on securities	385	84,827	(20,541)	145,172	20,926	(60,345)

Total expenses	28,744	89,723	(9,990)	96,207	38,734	(6,484)

Net and comprehensive income for the period	413,952	676,384	199,855	168,064	214,097	508,320

See accompanying notes.

Nevada Eagle Resources

INTERIM COMBINED STATEMENTS OF
OWNER'S EQUITY
(Stated in U.S. Dollars)
(unaudited)

Balance, December 31, 2006	721,214

Net income for the quarter ended March 31, 2007	214,097

Owner contributions	7,944

Owner draws	(354,934)

Balance, March 31, 2007	588,321

Net income for the quarter ended June 30, 2007	199,855

Owner contributions	4,083

Owner draws	(238,755)

Balance, June 30, 2007	553,504

See accompanying notes.

Nevada Eagle Resources

INTERIM COMBINED STATEMENTS OF CASH FLOWS
(Stated in U.S. Dollars)
(unaudited)

	For the six month period ended June 30, 2007 $	For the six month period ended June 30, 2006 $	For the quarter ended June 30, 2007 $	For the quarter ended June 30, 2006 $	For the quarter ended March 31, 2007 $	For the quarter ended March 31, 2006 $

OPERATING ACTIVITIES
Net income for the period	413,952	676,384	199,855	168,064	214,097	508,320
Items not involving cash:
Depreciation	4,506	4,382	2,253	2,191	2,253	2,191
Gain on sale of securities	9,075	(10,108)	—	(57,979)	9,075	47,871
Unrealized (gain) loss
on held for trading securities	385	84,827	(20,541)	145,172	20,926	(60,345)
Held for trading securities	(132,750)	(411,938)	(78,750)	(147,625)	(54,000)	(264,313)
Changes in non-cash working
capital items:
Amounts receivable	55,000	5,000	55,000	—	—	5,000
Accrued liabilities	10,455	(2,225)	11,142	—	(687)	(2,225)

Cash provided by operating
activities	360,623	346,322	168,959	109,823	191,664	236,499

INVESTING ACTIVITIES
Purchase of fixed assets	—	—	—	—	—	—
Mineral property acquisition
outlay	—	(4,316)	—	(4,316)	—	—
Mineral property cost recovered	18,054	31,374	3,385	26,374	14,669	5,000
Proceeds from sale of held for
trading securities	50,425	335,308	—	92,979	50,425	242,329

Cash provided by investing
activities	68,479	362,366	3,385	115,037	65,094	247,329

FINANCING ACTIVITIES
Contributions	12,027	—	4,083	—	7,944	—
Draws	(593,689)	(446,320)	(238,755)	(208,062)	(354,934)	(238,258)

Cash used in financing
activities	(581,662)	(446,320)	(234,672)	(208,062)	(346,990)	(238,258)

Decrease in cash during the
period	(152,560)	262,368	(62,328)	16,798	(90,232)	245,570
Cash, beginning of period	181,055	89,119	90,823	334,689	181,055	89,119

Cash, end of period	28,495	351,487	28,495	351,487	90,823	334,689

See accompanying notes.

Nevada Eagle Resources

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

(unaudited)

June 30, 2007

1.   NATURE OF OPERATIONS

Nevada Eagle Resources LLC is a single member limited liability company (“the LLC”) with a perpetual life, formed in the State of Nevada on December 30, 2003. The LLC obtains mineral claims and leases or options the development rights to third parties who are in the business of exploring the properties. The properties are located in Nevada, California and Northern Utah. The single member of the limited liability company also maintains ownership of certain additional mineral claims. All mineral property activity under the control of the member was acquired by Gryphon Gold Corporation on August 21, 2007. These mineral activities have been combined in these financial statements and include:

-	Nevada Eagle Resources, LLC
-	Monitor Property
-	Bald Peak Property
-	Star City Property
-	Wheeler Peak Property

These mineral property activities are collectively referred to as Nevada Eagle Resources or the Company.

Nevada Eagle Resources has no employees. Services provided by the owner were without compensation. Drawings by the owner from Nevada Eagle Resources are presented within equity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These combined financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of any contingent assets and liabilities as at the date of the consolidated financial statements as well as the reported amounts of expenses incurred during the period. Significant areas requiring the use of management estimates include the determination of potential impairments of asset values and the calculation of fair values Held for trading securities. Actual results could differ from those estimates.

Revenue recognition

Mineral lease rentals or option payments are treated as reductions of the cost of the property as these arrangements represent farmouts where the payor is accumulating an interest in the mineral property; payments in excess of capitalized costs are recognized in income. Some agreements provide for payments in the form of stock and other equity instruments as well as cash payments. Stock and other equity instruments are recognized based on their fair market value at the time of receipt. Fluctuations incurred during the holding period are accounted for as gains or losses from held for trading securities. The leases provide for the receipt of royalty payments upon production of the property. Royalty payments will be recognized in the period in which production occurs. There are no properties in the production stage at this time.

Nevada Eagle Resources

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

(unaudited)

June 30, 2007

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d.)

Mineral property acquisition costs

Mineral properties represent mineral claims held by Nevada Eagle Resources. The costs of acquiring mineral properties are capitalized. If it is determined that the mineral property has no future economic value or the properties are sold or abandoned the carrying value will be expensed at that time. Cost is equal to the consideration paid for the acquisition of mineral properties.

The capitalized amounts may be written down if potential future net cash flows, including potential sales proceeds, related to the property are estimated to be less than the carrying value of the property. Management of the Company reviews the carrying value of each mineral property interest annually, and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Reductions in the carrying value of each property would be recorded at the time in which the property is considered impaired based on the discounted amount of future net cash flows.

Marketable equity securities

Held for trading securities consist of marketable equity securities. Held for trading securities are stated at fair value, and unrealized holding gains and losses are reported in net income. Dividends on marketable equity securities are recognized in income when declared. Realized gains and losses are included in income.

Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivable is stated at the estimated realizable value. No allowance for uncollectible accounts has been provided as management has determined that the accounts receivable balance is collectible.

Equipment and depreciation

Equipment is stated at cost. Expenditures for maintenance and repairs are expensed as incurred while renewals and betterments in excess of $1,000 are capitalized.

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on the straight-line method. The estimated useful lives used for calculating depreciation for equipment classifications are as follows:

Life
Vehicles	5 Years
Computer equipment	5 Years
Furniture and fixtures	7 Years

Nevada Eagle Resources

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

(unaudited)

June 30, 2007

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d.)

Income taxes

The Company does not incur federal or state income taxes; instead, LLC earnings are included in the member’s income tax returns and taxed depending on the member’s tax situation. Activity related to the claims held directly by the owner is also included in the owner’s personal income tax return. Accordingly, these combined financial statements do not reflect a provision for income taxes.

3.   CASH

As of June 30, 2007, March 31, 2007 and December 31, 2006, cash and cash equivalents was equal to $28,495, $90,823 and $181,055, respectively. The Company maintains a business checking account with one financial institution located in Reno, Nevada and a cash account is maintained at a securities brokerage company located in Vancouver, British Columbia. The balance in the checking account is insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 and the balance held by the securities broker is insured by the Securities Insurance Protection Corporation (SIPC) for up to $100,000. The Company’s bank balances were fully insured as of June 30, 2007 and March 31, 2007. The uninsured balance as of December 31, 2006 totaled $81,281.

4.   PROPERTY AND EQUIPMENT

Property and equipment, stated at cost as of June 30, 2007, March 31, 2007 and December 31, 2006 consisted of the following:

	June 30, 2007	March 31, 2007	December 31, 2006

Vehicles	$43,286	$43,286	$43,286
Computer equipment	2,472	2,472	2,472
Furniture and fixtures	2,403	2,403	2,403

	48,161	48,161	48,161
Less: accumulated depreciation	(26,937)	(24,684)	(22,431)

	$21,224	$23,477	$25,730

Depreciation expense for the quarters ended June 30, 2007 and March 31, 2007 was $$2,253 per quarter. Depreciation expense for the year ended December 31, 2006 was $8,763

Nevada Eagle Resources

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

(Stated in U.S. dollars)

(unaudited)

June 30, 2007

5.   MINERAL PROPERTY COSTS

The Company holds interests in 49 properties. 26 of those properties have been leased or optioned out to third parties.

Total
$
Mineral property costs, December 31, 2006	57,420
Acquisitions during the quarter ended March 31, 2007	-
Costs recovered during the quarter ended March 31, 2007	(14,669)
Mineral property costs, March 31, 2007	42,751
Acquisitions during the quarter ended June 30, 2007	-
Costs recovered during the quarter ended June 30, 2007	(3,385)
Mineral property costs, June 30, 2007	39,366

6.   SUBSEQUENT EVENTS

The Company began a business sale negotiation with Gryphon Gold Corporation during March of 2007. All of the mineral property activities of Nevada Eagle Resources were acquired by Gryphon Gold Corporation on August 21, 2007. The prior owner of Nevada Eagle Resources became an employee of Gryphon Gold Corporation.